UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2007

DEERFIELD RESOURCES, LTD.

(Exact name of registrant as specified in its charter)

Nevada	333-139660	98-0506246
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

513 Mariners Way

Collingwood, Ontario Canada L9Y 5C7

(Address of principal executive offices)

Registrant's Telephone Number, including area code: (905) 881-8920

_________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)).

Section 8 - Other Events

Item 8.01 Other Events

On December 26, 2006, the Company filed a Prospectus as part of its Registration Statement on Form SB-2 which registered a maximum of 2,000,000 shares of its common stock at $0.04 per share. The Company sought to raise a minimum of $50,000 under the Offering. That Prospectus was declared effective on January 12, 2007. Under the terms of the Prospectus, that offering expired on July 11, 2007.

On July 11, 2007, the Company closed its Offering and will not sell any additional shares under that Prospectus. The Company sold 1,630,000 shares under the Prospectus, raising a total of $65,200.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Paul McDonald

Paul McDonald, President